Exhibit 10.1
AMENDMENT NO. 3
TO
AMENDED & RESTATED FINANCING AGREEMENT
This Amendment No. 3 to Amended & Restated Financing Agreement (this “Amendment No. 3”) is entered into as of August 31, 2009, by and among G-III Leather Fashions, Inc., a New York corporation (“G-III Inc.”), J. Percy for Marvin Richards, Ltd., a New York corporation (“JPMR”), CK Outerwear, LLC, a New York limited liability company (“CKO”), A. Marc & Co., Inc., a New York corporation (“AMC”), Andrew & Suzanne Company Inc., a New York corporation (“A&S”), AM Retail Group, Inc., a Delaware corporation (“AMRGI”, and together with G-III Inc., JPMR, CKO, AMC and A&S, individually a “Company” and collectively, the “Companies”), JPMorgan Chase Bank N.A. (“JPMC”), The CIT Group/Commercial Services, Inc., a New York corporation (“CIT”) (JPMC, CIT and the other financial institutions which are now or hereafter become a party to the Financing Agreement (as hereafter defined) each a “Lender” and collectively, “Lenders”), and JPMC, as successor agent to CIT, as agent for Lenders (JPMC, in such capacity, “Agent”).
BACKGROUND
The Companies, Agent and Lenders are parties to an Amended and Restated Financing Agreement, dated as of April 3, 2008 (as amended by Joinder and Amendment No. 1 to Amended and Restated Financing Agreement dated as of July 21, 2008, Amendment No. 2 to Amended and Restated Financing Agreement dated as of April 20, 2009 and as further amended, restated, modified and/or supplemented from time to time, the “Financing Agreement”) pursuant to which Agent and Lenders provide the Companies with certain financial accommodations.
The Companies require the issuance of certain Letters of Credit. One of the Lenders, JPMC, is willing to issue such Letters of Credit, on the condition that it be the primary Issuing Bank for the Companies under the terms of the Financing Agreement. Agent and Lenders are willing to amend certain of the terms of the Financing Agreement as hereinafter set forth.
NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of the Companies by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.

2. Amendments to Financing Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Financing Agreement is hereby amended as follows:
(a) Section 1.1 of the Financing Agreement is hereby amended by adding the following definitions in their appropriate alphabetical order:
Letter of Credit Disbursement shall mean a payment made by the Primary Issuing Bank pursuant to a Letter of Credit issued by the Primary Issuing Bank.
Primary Issuing Bank shall mean JPMorgan Chase Bank, N.A. as the primary Issuing Bank issuing Letters of Credit for the Companies.
Primary Issuing Bank Letters of Credit shall mean all Letters of Credit issued by Primary Issuing Bank pursuant to Section 5A of this Financing Agreement.
(b) Section 1.1 of the Financing Agreement is hereby further amended by restating the definitions of the terms “Applicable Margin,” “Issuing Bank” and “Letters of Credit” to provide as follows:
Applicable Margin shall mean, with respect to (a) the Revolving Loans, plus 0.75% for Chase Bank Rate Loans and 3.00% for LIBOR Loans, (b) standby Letters of Credit, 1.50%, (c) documentary Letters of Credit, 0.125%, or (d) Bankers Acceptances, the discount rate of JPMorgan Chase Bank, N.A. plus 2.50%.
Issuing Bank shall mean, as applicable, Primary Issuing Bank or any other Lender issuing a Letter of Credit for a Company, a Bankers Acceptance, a Steamship Guaranty or an Airway Release with respect to such Letter of Credit.
Letters of Credit shall mean all Primary Issuing Bank Letters of Credit and any and all other standby or documentary letters of credit issued for or on behalf of a Company with the assistance of the Lenders (acting through the Agent) by an Issuing Bank in accordance with Section 5 hereof. Without limiting the foregoing, as used herein the term Letters of Credit shall include the Existing Letters of Credit.
(c) Section 1.1 of the Financing Agreement is hereby further amended by restating clause (a) of the definition of the term Obligations to provide as follows:
(a) all loans, advances and other extensions of credit made by the Lenders, or the Agent for the account of the Lenders, to the Companies (or any of them), or to others for the Companies’ account (including, without limitation, all Revolving Loans, all Letters of Credit (including, without limitation, all Indebtedness due and owing Primary Issuing Bank by the Companies in connection with Letters of Credit, including all reimbursement obligations and fees and expenses (including legal expenses) incurred in connection therewith), Bankers Acceptances, Steamship Guarantees and Airway Releases and all obligations of the Agent under Letter of Credit Guaranties);

(d) Section 5 of the Financing Agreement is hereby amended by inserting a new Section 5A, entitled “Primary Issuing Bank Letters of Credit”, immediately after paragraph 5.8, to provide as follows:
5A.1. Subject to the terms and conditions set forth herein, including without limitation the forgoing provisions of Section 5, as applicable, any of the Companies may request the issuance of Letters of Credit for its own account from the Primary Issuing Bank, or, in the event that the Primary Issuing Bank declines such request and/or the Companies at any time elect to utilize another Lender for the purpose of issuing any Letter of Credit, such other Lender, in each case in a form reasonably acceptable to the Agent and the applicable Issuing Bank. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Companies to, or entered into by the Companies with, the Issuing Bank relating to Letters of Credit, the terms and conditions of this Agreement shall control.
5A.2. If requested by the Issuing Bank, the Company requesting the Letter of Credit also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with the request for the issuance of the Letter of Credit.
5A.3. By the issuance of a Letter of Credit (or any amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in the applicable Letter of Credit equal to such Lender’s applicable Pro Rata Share of the aggregate amount available to be drawn under such Letter of Credit (the “Letter of Credit Exposure”). In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Issuing Bank, such Lender’s applicable Pro Rata Share of each Letter of Credit Disbursement made by the Issuing Bank and not reimbursed by the Companies on the date due as provided in paragraph 5A.4 of this Section, or of any reimbursement payment required to be refunded to the Companies for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit issued by the Issuing Bank is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of the applicable Letter of Credit or the occurrence and continuance of a Default or Event of Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

5A.4. If the Issuing Bank shall make any Letter of Credit Disbursement in respect of a Letter of Credit, the Companies shall reimburse such Letter of Credit Disbursement by paying to the Issuing Bank an amount equal to such Letter of Credit Disbursement not later than 11:00 a.m., New York time, on the first Business Day following the date that the Companies receive notice of such Letter of Credit Disbursement. If the Companies fail to make such payment when due, the Issuing Bank shall promptly notify Agent, which shall promptly notify each Lender of the applicable Letter of Credit Disbursement, the payment then due from the Companies in respect thereof and such Lender’s applicable Pro Rata Share thereof. Promptly following receipt of such notice, each Lender shall pay to the Agent, for the benefit of the Issuing Bank, its applicable Pro Rata Share of the payment then due from the Companies, in the same manner as provided in Section 3.1(d) with respect to Revolving Loans made by such Lender (and Section 3.1(d) shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Bank for any Letter of Credit Disbursement (other than the funding of Revolving Loans as contemplated above) shall not constitute a Loan and shall not relieve the Companies of their obligation to reimburse such Letter of Credit Disbursement.
5A.5. The Companies’ obligation to reimburse the Letter of Credit Disbursements as provided in paragraph 5A.4 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Companies’ obligations hereunder. Neither the Agent, the Lenders nor the Issuing Bank, nor any of their Affiliates, nor any of the respective directors, officers, employees, agents and advisors of the Agent, any Lender, the Issuing Bank, or any of their Affiliates, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to such Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Companies to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Companies to the extent permitted by applicable law) suffered by the Companies that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under any Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.
5A.6. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under any Letter of Credit. The Issuing Bank shall promptly notify the Agent and the Companies by telephone (confirmed by facsimile) of such demand for payment and whether the Issuing Bank has made or will make a Letter of Credit Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Companies of their obligation to reimburse the Issuing Bank and the Lenders with respect to any such Letter of Credit Disbursement.
5A.7. If the Issuing Bank shall make any Letter of Credit Disbursement, then, unless the Companies shall reimburse such Letter of Credit Disbursement in full on the date such Letter of Credit Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such Letter of Credit Disbursement is made to but excluding the date that the Companies reimburse such Letter of Credit Disbursement, at the rate per annum then applicable to Revolving Loans; provided that, if the Companies fail to reimburse such Letter of Credit Disbursement when due pursuant to Section 5A.4, then Section 8.2 shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to Section 5A.4 to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.
5A.8. The Companies shall pay (i) to the Agent for the pro rata benefit of each Lender a one time issuance fee in an amount equal to the Applicable Margin on the face amount of each Letter of Credit issued by an Issuing Bank under this Section 5A (the “LC Fee”), and (ii) to the Issuing Bank its standard fees (“Standard Fees”) with respect to the issuance, amendment, renewal or extension of each Letter of Credit or processing or disbursements thereunder. The LC Fees shall be payable to the Agent upon the issuance (or renewal) of each Letter of Credit and shared with each Lender at the end of each month. All Standard Fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand.

(e) Paragraph 8.3(a) of the Financing Agreement shall be amended in its entirety to provide as follows:
(a) Letter of Credit Guaranty Fee; Bankers Acceptance Fee and Steamship Guaranty and Airway Release Fees. In consideration of the issuance of any Letter of Credit Guaranty by the Agent or other assistance of the Agent and the Lenders in obtaining Letters of Credit and/or Bankers Acceptances pursuant to Section 5 hereof, the Companies agree to pay to the Agent, for the ratable benefit of the Lenders (based upon their respective Pro Rata Percentages), a Letter of Credit Guaranty Fee equal to the Applicable Margin on the face amount of each Letter of Credit (such Letter of Credit Guaranty Fee to be paid at a per annum rate in advance with respect to standby Letters of Credit and on the date of issuance of documentary Letters of Credit) and a Bankers Acceptance Fee equal to the Applicable Margin per annum on the face amount of each Bankers Acceptance (such Bankers Acceptance Fee to be paid at a per annum rate in advance). All Letter of Credit Guaranty Fees and/or Bankers Acceptance Fees shall be due and payable on the date of issuance and each date of renewal of the applicable Letter of Credit, and/or Bankers Acceptance. In consideration of the issuance of Steamship Guarantees and/or Airway Releases pursuant to Section 5 hereof, the Companies agree to pay to the applicable Issuing Bank its standard fees with respect to the issuance, amendment, renewal or extension of each Steamship Guaranty and/or Airway Release or processing or disbursements thereunder, which such fees shall be due and payable on the date of each issuance, amendment, renewal or extension of each Steamship Guaranty and/or Airway Release or processing or disbursements thereunder.
(f) Section 10.4 of the Financing Agreement shall be amended in its entirety to provide as follows:
Application of Proceeds. The Agent agrees to apply the net cash proceeds resulting from the Agent’s exercise of any of the foregoing rights (after deducting all Out-of-Pocket Expenses relating thereto) to the payment of the Obligations in the following order:
(a) first, to all unpaid Out of Pocket Expenses;
(b) second, to all accrued and unpaid fees owed to the Agent and the Lenders;

(c) third, to accrued and unpaid interest on the Obligations (other than with respect to Banking Services Obligations and Swap Contracts, and excluding Ledger Debt);
(d) fourth, to the unpaid principal amount of the Obligations (other than with respect to Banking Services Obligations and Swap Contracts, and excluding Ledger Debt), including without limitation Letter of Credit Disbursements and all other reimbursement obligations and fees and expenses due and owing Primary Issuing Bank or any other Issuing Bank with respect to Letters of Credit;
(e) fifth, to provide cash collateral for any outstanding Letters of Credit, Bankers Acceptances, Steamship Guarantees or Airway Releases;
(f) sixth, to pay any amounts owed to the Agent or any of the Lenders with respect to Banking Services Obligations and Swap Contracts; and
(g) seventh, to any unpaid Obligations not described in clauses (a) through (f) above.
3. Conditions of Effectiveness. This Amendment No. 3 shall become effective as of the date hereof upon satisfaction of the following conditions: Agent shall have received:
(a) Fourteen (14) copies of this Amendment No. 3 duly executed by Companies, Agent and Required Lenders, and consented to by each Guarantor; and
(b) such other certificates, instruments, documents and agreements as may reasonably be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.
4. Representations and Warranties. Each of the Companies hereby represents, warrants and covenants as follows:
(a) This Amendment No. 3, the Financing Agreement and the other Loan Documents are and shall continue to be legal, valid and binding obligations of each of Companies and Guarantors, respectively, and are enforceable against each Company and each Guarantor in accordance with their respective terms.
(b) Upon the effectiveness of this Amendment No. 3, each Company and each Guarantor hereby reaffirms all covenants, representations and warranties made in the Financing Agreement and the other Loan Documents and agree that all such covenants, representations and warranties shall be deemed to have been remade and are true and correct in all material respects as of the effective date of this Amendment No. 3, after giving effect to this Amendment No. 3, provided, however, that the information contained in the Schedules attached to the Financing Agreement continues to be true, correct and complete as of the Closing Date, and there have been no changes to such matters as of the date hereof except to the extent any such change would not have a Material Adverse Effect, constitute a Default or Event or Default, or otherwise require notice to the Agent in accordance with the terms of the Financing Agreement.

(c) Each Company and each Guarantor has the corporate or limited liability company power, and has been duly authorized by all requisite corporate or limited liability company action, to execute and deliver this Amendment No. 3 and to perform its obligations hereunder. This Amendment No. 3 has been duly executed and delivered by each Company and consented to by each Guarantor.
(d) Each Company has no defense, counterclaim or offset with respect to any of the Loan Documents.
(e) The Loan Documents are in full force and effect, and are hereby ratified and confirmed.
(f) The recitals set forth in the Background section above are truthful and accurate and are an operative part of this Amendment No. 3.
(g) Agent and Lenders have and will continue to have a valid first priority lien and security interest in all Collateral except for liens permitted by the Financing Agreement, and each Company and each Guarantor expressly reaffirms all guarantees, security interests and liens granted to Agent and Lenders pursuant to the Loan Documents.
(h) No Defaults or Events of Default are in existence.
5. Effect of Agreement.
(a) Except as specifically modified herein, the Financing Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
(b) The execution, delivery and effectiveness of Amendment No. 3 shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Financing Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.
6. Governing Law. This Amendment No. 3 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.
7. Headings. Section headings in this Amendment No. 3 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 3 for any other purpose.
8. Counterparts; Facsimile. This Amendment No. 3 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission (including in “pdf” format) shall be deemed to be an original signature hereto.
[signature pages follow]

IN WITNESS WHEREOF, this Amendment No. 3 has been duly executed as of the day and year first written above.

G-III LEATHER FASHIONS, INC., as a Company and the Funds Administrator
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Vice President — Finance

J. PERCY FOR MARVIN RICHARDS, LTD., as a Company
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Secretary
CK OUTERWEAR, LLC, as a Company
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Secretary
A. MARC & CO., INC., as a Company
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Vice President — Finance and Secretary
ANDREW & SUZANNE COMPANY INC., as a Company
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Vice President — Finance and Secretary
Signature page to Amendment No. 3

AM RETAIL GROUP, INC., as a Company
By:	/s/ Michael C. Brady
	Name:	Michael C. Brady
	Title:	Controller and Vice President

JPMORGAN CHASE BANK, N.A., as Lender and as Agent
By:	/s/ Donna M. DiForio
	Name:	Donna M. DiForio
	Title:	Vice President
THE CIT GROUP/COMMERCIAL SERVICES, INC., as Lender
By:	/s/ Edward J. Ahearn
	Name:	Edward J. Ahearn
	Title:	Senior Vice President
HSBC BANK USA, NATIONAL ASSOCIATION, as Lender
By:	/s/ Michael Behuniak
	Name:	Michael Behuniak
	Title:	First Vice President
SOVEREIGN BANK, as Lender
By:	/s/ Paul Ferrara
	Name:	Paul Ferrara
	Title:	Vice President
Signature page to Amendment No. 3

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender
By:	/s/ Irene B. Spector
	Name:	Irene B. Spector
	Title:	Vice President

By:	/s/ George Commander
	Name:	George Commander
	Title:	Senior Vice President

TD BANK, N.A., as Lender
By:	/s/ Martin Noren
	Name:	Martin Noren
	Title:	Vice President
SIGNATURE BANK, as Lender
By:	/s/ Robert A. Bloch
	Name:	Robert A. Bloch
	Title:	Senior Vice President
BANK LEUMI USA, as Lender
By:	/s/ Iris Steinhardt
	Name:	Iris Steinhardt
	Title:	Vice President

By:	/s/ Jeremy Fernandez
	Name:	Jeremy Fernandez
	Title:	Banking Officer
Signature page to Amendment No. 3

WEBSTER BUSINESS CREDIT, as Lender
By:	/s/ Daniel C. Dupre
	Name:	Daniel C. Dupre
	Title:	Vice President
BANK OF AMERICA, N.A., as Lender
By:	/s/ Richard M. Williams
	Name:	Richard M. Williams
	Title:	Senior Vice President
WACHOVIA BANK, N.A., as Lender
By:	/s/ Robert Maichin
	Name:	Robert Maichin
	Title:	Senior Vice President

ACKNOWLEDGED AND AGREED TO BY EACH OF THE GUARANTORS: G-III APPAREL GROUP, LTD.
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer and Treasurer
G-III RETAIL OUTLETS, INC.
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Vice President — Finance
Signature page to Amendment No. 3

G-III LICENSE COMPANY, LLC
By:	G-III Apparel Group, Ltd.

By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer & Treasurer
G-III BRANDS, LTD.
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Vice President — Finance
AM APPAREL HOLDINGS, INC.
By:	/s/ Michael C. Brady
	Name:	Michael C. Brady
	Title:	Treasurer
ASH RETAIL CORP.
By:	/s/ Michael C. Brady
	Name:	Michael C. Brady
	Title:	Treasurer
ASH RETAIL OF EASTHAMPTON, INC.
By:	/s/ Michael C. Brady
	Name:	Michael C. Brady
	Title:	Treasurer
Signature page to Amendment No. 3